===========================================================================


                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.   20549

                         ________________________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 19, 1996 (June 3,
1996)
                                               ____________________________

                           NEW PLAN REALTY TRUST
___________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)


       Massachusetts              0-7532               13-1995781
___________________________________________________________________________
(State or Other Jurisdiction    (Commission           (IRS Employer
     of Incorporation)         File Number)        Identification No.)



  1120 Avenue of the Americas, New York, New York            10036
___________________________________________________________________________
   (Address of Principal Executive Offices)                (Zip Code)


   Registrant's telephone number, including area code   (212) 869-3000
                                                      _____________________


___________________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August 19, 1996


                                   NEW PLAN REALTY TRUST

                                   By: /s/ Michael I. Brown
                                       ________________________________
                                       Michael I. Brown
                                       Chief Financial Officer and
                                       Controller

Item 5.  Other Events

         New Plan Realty Trust (the "Trust") purchased six properties for an aggregate purchase price of approximately $34.1 million, of which $23.2 million was paid in cash. The balance, $10.9 million, consisted of mortgage debt. Additional information regarding the six properties is set forth below.

                                     Occupancy
                                       As of
                   Date of            Date of
                   Acqui-             Acqui-
Property           sition    Acres    sition    Seller           Units
________           _______   _____   _________  ______           _____

Turtle Creek       6/3/96     13       95%      Roper             151
 Apartments                                     Mountain LTD
Greenville, SC

Tara Apartments    6/6/96     19       94%      Tara LP           240
Athens, GA

Hawthorne          6/18/96    15       93%      Hawthorne
 Heights                                        Heights LP        241
 Apartments
Indianapolis, IN

Plantation         7/31/96     6       95%      Owen Mitchell     120
Apartments                                      Apartment
Mobile, AL                                      Company

Maison De          7/31/96    20       99%      Owen Mitchell     347
 Ville Apartments                               Apartment
Mobile, AL                                      Company

Maison             7/31/96     6       98%      Owen Mitchell      56
 Imperial                                       Apartment
 Apartments                                     Company
Mobile, AL

===============================================================================

                   Audited statements of revenue and certain operating expenses for the year ended October 31, 1995 and pro forma financial information reflecting the acquisition of the six properties are included in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a) and (b)    Financial Statements of Businesses Acquired and Pro
                         Forma Financial Information

          1. Report of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated August 7, 1996.

          2. Certain properties acquired - Historical summaries of revenues and certain operating expenses for the year ended October 31, 1995.

          3. In addition, the following pro forma financial information is provided to reflect all six properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information Pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma
                    condensed consolidated financial statements (unaudited):

                    (a) Pro forma condensed consolidated statements of income for the year ended July 31, 1995 and the nine months ended April 30, 1996.

                    (b) Pro Forma condensed consolidated balance sheet as of April 30, 1996.

                    (c) Notes to pro forma condensed consolidated financial statements.

     c.   Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                        INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Turtle Creek Apartments, Tara Apartments, Hawthorne Heights Apartments, Maison De Ville Apartments, Maison Imperial Apartments and Plantation Apartments (the "Properties") for the year ended October 31, 1995. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler, Bergsman & Co., LLP
New York, New York
August 7, 1996

                         CERTAIN PROPERTIES ACQUIRED
        HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING EXPENSES
                     FOR THE YEAR ENDED October 31, 1995
                               (In Thousands)




Rental Income                                     $6,538

     Repairs and maintenance           $ 398
     Real estate taxes                   342
     Other operating expenses          1,835       2,575
                                       _____       _____

Excess of revenues over
     certain operating expenses                   $3,963
                                                  ======




NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of Turtle Creek Apartments, Tara Apartments, Hawthorne Heights Apartments, Maison De Ville Apartments, Maison Imperial Apartments and Plantation Apartments (the "Properties") while under ownership previous to New Plan Realty Trust. All Properties are residential apartment complexes.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
             INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the six properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the six properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired six properties for the year ended October 31, 1995 based on the Historical Summary of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the six properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)


Operating income before depreciation expense                         $3,963
Less:

Estimated depreciation                                                  683
                                                                      _____
Estimated taxable operating income                                   $3,280
                                                                      =====

Estimates of funds generated:

Estimated taxable operating income                                   $3,280

Add:  Estimated depreciation                                            683
                                                                      _____
Estimate of funds generated                                          $3,963
                                                                      =====
_________________

b. Estimated taxable income for New Plan Realty Trust (including the six properties) for the year ended July 31, 1995 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
     NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                      FROM CERTAIN PROPERTIES ACQUIRED
                                 (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)


     The pro forma condensed consolidated statements of income for the year ended July 31, 1995 and the nine months ended April 30, 1996 reflect the acquisition of the six properties as if the transaction had occurred on August 1, 1994. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of the six properties.

     The following unaudited condensed consolidated balance sheet as of April 30, 1996 reflects the acquisition of the six properties.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisition been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1995 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1995) and its unaudited consolidated financial statements as of April 30, 1996 and for the nine months then ended (which are contained in the Trust's Form 10-Q for the period ended April 30, 1996) and the accompanying notes.

                                         NEW PLAN REALTY TRUST AND SUBSIDIARIES
                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                YEAR ENDED JULY 31, 1995
                                       (In thousands except for per share amounts)

                                                                                   PREVIOUSLY REPORTED(5)
                                      HISTORICAL    PRO FORMA                     HISTORICAL    PRO FORMA    REVISED
                        AS REPORTED   ACQUISITION   ADJUSTMENTS      PRO FORMA    ACQUISITION  ADJUSTMENTS   PRO FORMA
                        ___________   ___________   ______________   _________    ___________  ___________   _________


RENTAL REVENUES           $126,448       $6,538                      $132,986       $21,079                   $154,065
INTEREST AND DIVIDENDS       4,128                     (928)(2,3)       3,200                    (1,355)         1,845
                         ____________________________________         _______        ______       _____        _______
                           130,576        6,538        (928)          136,186        21,079      (1,355)       155,910
OPERATING EXPENSES          43,343        2,575                        45,918         6,382                     52,300
DEPRECIATION EXPENSE        15,055                       683  (2,4)    15,738                     2,756         18,494
INTEREST EXPENSE             7,174                       790  (2,3)     7,964                     2,088         10,052
                         ____________________________________         _______        ______       _____        _______
                            65,004        3,963       (2,401)          66,566        14,697      (6,199)        75,064
OTHER DEDUCTIONS             2,516                                      2,516                                    2,516
OTHER INCOME                   228                                        228                                      228
                         ____________________________________         _______        ______       _____        _______
  NET INCOME              $ 62,716        3,963       (2,401)         $64,278        14,697      (6,199)        72,776
                         ====================================         =======        ======       =====        =======

NET INCOME PER SHARE         $1.19                                      $1.22                                    $1.28

AVERAGE SHARES
  OUTSTANDING               52,894                                     52,894                     4,060         56,954

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                      NINE MONTHS ENDED APRIL 30, 1996

                 (In thousands except for per share amounts)


                                        HISTORICAL   PRO FORMA
                          AS REPORTED   ACQUISITION  ADJUSTMENTS     PRO FORMA
                          ___________   ___________  _____________   _________

Rental Revenues             $118,662       $4,903                    $123,565
Interest And Dividends         4,009                    ($696)(2,3)     3,313
                             __________________________________        ______
                             122,671        4,903        (696)        126,878
Operating Expenses            41,780        1,931                      43,711
Depreciation Expense          14,556                      512  (2,4)   15,068
Interest Expense              12,908                      590  (2,3)   13,498
                             __________________________________        ______
                              53,427        2,972      (1,798)         54,601
Other Deductions               2,125                                    2,125
Other Income                     281                                      281
                             __________________________________        ______
Net Income                   $51,583       $2,972     ($1,798)        $52,757
                             ==================================        ======

Net Income Per Share           $ .92                                    $ .94
Average Shares Outstanding    55,995                                   55,995


See Accompanying Notes To Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                            AS OF APRIL 30, 1996
                               (In Thousands)



                                                  PRO FORMA          PRO
                                AS REPORTED       ADJUSTMENTS (1)   FORMA
                                ___________       ___________       _____

ASSETS:

  REAL ESTATE                     $835,407           $34,100       $869,507
  CASH, CASH EQUIVALENTS,
   MARKETABLE SECURITIES AND
   OTHER INVESTMENTS                25,607           (23,200)         2,407
  OTHER                             42,830                           42,830
                                  ________           _______       ________

    TOTAL ASSETS                  $903,844           $10,900       $914,744
                                  ========           =======       ========

LIABILITIES:

  MORTGAGES PAYABLE               $ 44,849           $10,900       $ 55,749
  NOTES PAYABLE                    179,456                          179,456
  OTHER LIABILITIES                 22,398                           22,398
                                  ________           _______       ________
                                   246,703            10,900        257,603
SHAREHOLDERS' EQUITY               657,141                          657,141
                                  ________           _______       ________

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY              $903,844           $10,900       $914,744
                                  ========           =======       ========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                   NEW PLAN REALTY TRUST AND SUBSIDIARIES
                 NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS (UNAUDITED)


1. Pro Forma Adjustments reflect the acquisition of the six properties using cash on hand and mortgage debt.

2. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1995 and the nine months ended April 30, 1996 include adjustments to interest and dividend income and interest and depreciation expense to reflect the acquisition of the six properties as if they had been acquired on August 1, 1994. (See Notes 4 and 5.)

3. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1995 and for the nine months ended April 30, 1996 include a reduction in interest income due to the use of cash on hand to purchase the aforementioned properties and an increase in interest expense due to an increase in mortgage debt to partially finance such acquisitions. The interest rate used for calculating the reduction in interest income was 4%, representing the average rate of interest earned on the Trust's cash balances. The interest rate used for calculating the interest expense was 7.2%, the weighted average interest rate on the mortgage debt.

4. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

5. Refer to the Trust's Current Report on Form 8-K/A Amendment No. 3 dated March 19, 1996 and Form 8-K dated June 5, 1996 for previously reported amounts.

                                EXHIBIT INDEX



Exhibit Number             Description                              Page
______________             ___________                              ____


     23           Consent of Independent Accountants                 15

                                                               EXHIBIT 23

                     CONSENT OF INDEPENDENT ACCOUNTANTS



          We consent to the incorporation by reference in the registration statements of New Plan Realty Trust on Forms S-3 (File Nos. 33-58596, 33-61383 and 33-60315) and on Forms S-8 (33-57946 and 33-59077) of our report dated August 7, 1996 on our audit of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by New Plan Realty Trust (the "Trust") for the year ended October 31, 1995, which are included in this Current Report on Form 8-K dated August 19, 1996.



                                   EICHLER, BERGSMAN & CO., LLP


New York, New York
August 19, 1996